As filed with the Securities and Exchange Commission on February 3, 2015

1933 Act File No. 002-98409
1940 Act File No. 811-04325

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 67	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 67	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS LIFE SERIES FUNDS
(Exact Name of Registrant as Specified in Charter)
40 Wall Street
New York, New York 10005
(Address of Principal Executive Office)   (Zip Code)
Registrant’s Telephone Number, Including Area Code:  (212) 858-8000
Mary Carty, Esq.
First Investors Life Series Funds
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)
Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ X ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS LIFE SERIES FUNDS
CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for First Investors Life Series Real Estate Fund
Statement of Additional Information for First Investors Life Series Real Estate Fund
Part C – Other Information
Signature Page

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state the offer or sale is not permitted.

Life Series Funds

Ticker Symbol
Real Estate Fund	- -

This prospectus should be read in conjunction with the prospectus for the variable annuity contract and/or life insurance policy that you purchase.  These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable annuity contracts and life insurance policies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE DATE OF THIS PROSPECTUS IS May __, 2015

TABLE OF CONTENTS

The Fund Summary Section	1
Real Estate Fund	1
The Fund In Greater Detail	5
Real Estate Fund	6
Fund Management In Greater Detail	9
Shareholder Information	10
How and when does the Fund price its shares?	10
How do I buy and sell shares?	10
Does the Fund pay compensation to intermediaries?	11
Can I exchange my shares for the shares of other Funds?	11
What are the Fund’s policies on frequent trading in the shares of the Fund?	11
What about dividends and other distributions?	12
What about taxes?	12
Financial Highlights	14

THE FUND SUMMARY SECTION
REAL ESTATE FUND
Investment Objective:  The Fund seeks total return.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.27%
Total Annual Fund Operating Expenses	1.02%
1. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending December 31, 2015.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Real Estate Fund	$104	$325

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Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund had not commenced operations prior to the date of this prospectus.
Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies principally engaged in the real estate industry.
The Fund will normally invest its assets primarily in securities issued by real estate investment trusts (“REITs”) listed on a U.S. stock exchange.  The Fund does not currently intend to invest in unlisted REITs or in foreign (non-U.S.) REITs not listed on U.S. Stock exchanges. The Fund typically will invest in equity REITs (i.e., REITs that directly own real estate), mortgage REITs (i.e., REITs that lend money directly to real estate owners and/or operators or invest in long-term mortgage pools) or hybrid REITs (i.e., REITs that participate in both equity and mortgage investing).
Although the Fund currently intends to invest exclusively in REITs, the Fund may, to a lesser extent, invest in securities of other companies principally engaged in the real estate industry.  An issuer is principally “engaged in” the real estate industry if at least 50% of its assets, gross income or net profits is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry.  The Fund may invest in REITs and real estate companies of any market capitalization.
The Fund generally uses a “bottom-up” approach to selecting investments that entails performing fundamental analyses to identify securities that can achieve superior returns, with a focus on companies with high, consistent return on invested capital, recurring operating income and strong capital structure.  The Fund will generally consider investments that meet one or more of the following criteria: discount to intrinsic value, attractive valuation relative to industry peers or the presence of a potential stock-specific catalyst.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The Fund will concentrate its investments in the real estate industry.  The Fund is non-diversified.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Industry Concentration Risk. The Fund’s strategy of concentrating its investments in issuers engaged in the real estate industry means that the Fund’s performance will be closely tied to the performance of that market segment.  The Fund will be more susceptible to adverse economic, market, political or regulatory occurrences affecting the real estate industry than a diversified fund.
Interest Rate Risk.  In general, when interest rates rise, the market values of real estate and real estate companies decline, and when interest rates decline, the market values of real estate and real estate companies increase.  As of the date of this prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.
Liquidity Risk.  The Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at a time or price most favorable to the Fund.  This risk is heightened for real estate companies and REITs with smaller market capitalizations, limited investments, larger amounts of debt, or higher levels of exposure to sub-prime mortgages.
Market Risk.  The prices of equity securities, including securities issued by REITs,  may decline or experience volatility over short or even extended periods not only because of issuer-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.
Mid-Size and Small-Size Issuers Risk.  The market risk associated with securities of mid- and small-size companies is generally greater than that associated with securities of larger, more established issuers because securities of mid- and small-size issuers tend to experience sharper price
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fluctuations.  At times, it may be difficult for the Fund to sell securities of mid-to-small-size issuers at reasonable prices.
Non-Diversification Risk.  The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers. This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, mortgages may suffer a higher rate of prepayment and a mortgage or hybrid REIT’s income and share price may decline.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their mortgages less quickly, which generally increases a mortgage or hybrid REIT’s sensitivity to interest rates and its potential for price declines.
Real Estate Investments Risk.  The Fund is subject to the risks related to investments in real estate,  including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REIT Risk.  In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  As a result, investments in REITs may be volatile.  REITs are pooled investment vehicles with their own expenses and the Fund will bear a proportionate share of those expenses.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this prospectus.  When available, performance for the Fund can be accessed by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.  Past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser:  First Investors Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser.
Portfolio Manager:  Vincent Kwong, CFA, Portfolio Manager, Equities at The Independent Order of Foresters (“Foresters”), FIMCO’s ultimate parent, has served as portfolio manager since the Fund’s inception in 2015.

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Purchase and Sale of Fund Shares: Investments in the Fund can only be made through a purchase of a variable annuity contract or variable life insurance policy for which the Fund is an investment option.  You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Fund.
Tax Information:  You will not be subject to federal income tax as the result of purchases or sales of Fund shares, Fund dividends, or other distributions by the Fund.  However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies.  For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.
Payments To Insurance Companies And Other Financial Intermediaries:  The Fund and its related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services.  These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option for a variable annuity contract or life insurance policy.  These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend the Fund over another investment.  You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.

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THE FUND IN GREATER DETAIL
The following sections provide more information about the Fund’s investment objective, principal investment strategies and principal risks.  The Fund is used solely as an underlying investment option for variable annuity contracts or variable life insurance policies.  This means that you cannot purchase shares of the Fund directly, but only through such a contract or policy.  Whether the Fund is available to you depends upon which contract or policy you have purchased.
The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the Fund’s investment objective without shareholder approval.  The Board may take such action upon the recommendation of the Fund’s investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

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REAL ESTATE FUND
What are the Real Estate Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks total return.
Principal Investment Strategies:
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.
The Fund will normally invest its assets primarily in securities issued by real estate investment trusts (“REITs”) listed on a U.S. stock exchange.  The Fund does not currently intend to invest in unlisted REITs or in foreign (non-U.S.) REITs not listed on U.S. stock exchanges. The Fund will typically invest in equity REITs (i.e., REITs that directly own real estate), mortgage REITs (i.e., REITs that lend money directly to real estate owners and/or operators or invest in long-term mortgages or mortgage pools) or hybrid REITs (i.e., REITs that participate in both equity and mortgage investing).
Although the Fund currently intends to invest exclusively in REITs, the Fund may, to a lesser extent, also invest in securities of other companies principally engaged in the real estate industry.  An issuer is principally “engaged in” the real estate industry if at least 50% of its assets, gross income or net profits is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry.  The Fund may invest in REITs and real estate companies of any market capitalization.
The Fund generally uses a “bottom-up” approach to selecting investments that entails performing fundamental analyses to identify securities that can achieve superior returns, with a focus on companies with high, consistent return on invested capital, recurring operating income and strong capital structure.  The Fund will generally consider investments that meet one or more of the following criteria: discount to intrinsic value, attractive valuation relative to industry peers or the presence of a potential stock-specific catalyst.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The Fund will concentrate its investments in the real estate industry.  The Fund is non-diversified.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings, when available, can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Industry Concentration Risk:
The Fund’s strategy of concentrating its investments in issuers engaged in the real estate industry means that the Fund’s performance will be closely tied to the performance of that market segment. The Fund’s concentration in real estate issuers may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. The Fund will be more susceptible to adverse economic, market, political or regulatory occurrences affecting the real estate industry than a fund
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that is diversified across industries and sectors of the economy.
Interest Rate Risk:
The prices of securities issued by real estate companies, including REITs, are sensitive to interest rates.  In general, when interest rates rise, the market values of real estate and real estate companies decline, and when interest rates decline, the market values of real estate and real estate companies increase.  As of the date of this prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Liquidity Risk:
The Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at a time or price most favorable to the Fund.  This risk is heightened for real estate companies and REITs with smaller market capitalizations, limited investments, larger amounts of debt, or higher levels of exposure to sub-prime mortgages. During certain periods, the liquidity of a particular real estate issuer or the real estate industry, generally, may decrease as a result of adverse economic, market or political events, or adverse investor perceptions, whether accurate or not.  If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.
Market Risk:
The prices of equity securities, including securities issued by REITs,  may decline or experience volatility over short or even extended periods due to general market conditions, an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.
Mid-Size and Small-Size Company Risk:
The market risk associated with securities of mid-and small-size companies is generally greater than that associated with securities of larger, more established companies because securities of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company securities is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Securities of mid-to-small-size issuers are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell securities of mid-to-small-size issuers at favorable prices.
Non-Diversification Risk:
The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.  The Fund’s share price can therefore be expected to fluctuate more than the share price of a diversified fund.  Moreover, the Fund’s share price may decline even when the overall market is increasing.  Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.
Prepayment and Extension Risk:
When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, mortgages may suffer a higher rate of prepayment and a mortgage or hybrid REIT’s income and share price may decline.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their mortgages less quickly, which generally increases a mortgage or hybrid REIT’s sensitivity to interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of a real estate or REIT security may be difficult to predict and may increase the security’s price volatility.
Real Estate Investments Risk:
The Fund is subject to the risks related to investments in real estate,  including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The real estate industry is
7

particularly sensitive to economic downturns.  Real estate companies and REITs may experience cycles of relative underperformance and outperformance in comparison to the equity markets in general.
REIT Risk:
In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. The failure of a company to qualify as a REIT under federal tax law may have an adverse impact on the Fund.  REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs to protect its investments.  REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  Investments in REITs may be volatile.  REITs are pooled investment vehicles with their own expenses, and the Fund will bear a proportionate share of those expenses.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND MANAGEMENT IN GREATER DETAIL
The Fund’s Adviser.
First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 40 Wall Street, New York, NY 10005.  As of May __, 2015, FIMCO served as investment adviser to __ mutual funds or series of funds with total net assets of approximately $__ billion.  FIMCO supervises all aspects of the Fund’s operations.  For the current fiscal year, FIMCO will receive an advisory fee of 0.75% of the average daily net assets for the Fund.  A description of the factors considered by the Board of Trustees in approving the Advisory Agreement for the Fund will be available in the Fund’s first report to shareholders.
Vincent Kwong, CFA, Portfolio Manager, Equities at The Independent Order of Foresters (“Foresters”), FIMCO’s ultimate parent, has served as the Fund’s Portfolio Manager since the Fund’s inception in 2015.  Mr. Kwong also serves as Portfolio Manager for another First Investors Fund.  Mr. Kwong joined Foresters in 2007 as an investment analyst.  He is responsible for U.S. and Canadian equities and the management of the U.S. REIT fund.  He assumed the role of Portfolio Manager in October 2010.  Prior to joining Foresters, he was an equity research analyst in a Toronto-based investment management firm.  He holds a Bachelor of Administration and Commercial Studies degree from the University of Western Ontario.  He is also a CFA charterholder and is a member of the Toronto CFA Society.
Other Information.
The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.
The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of the Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.
The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  First Investors Life Series Funds, on behalf of the Fund, has claimed an exemption from registration with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act (“CEA”) and the Adviser is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8).

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Prior Performance of Similar Account Managed By The Portfolio Manager
The performance shown below consists of The Independent Order of Foresters ("Foresters") U.S. REITs portfolio account ("Account"), which is the only REIT account, other than the Fund and the First Investors Real Estate Fund, a series of the First Investors Equity Funds, which also has not commenced operations as of the date of this prospectus, managed by the portfolio manager.  For the performance periods shown, the Account's investment policies and strategies were substantially similar to those of the Fund.  The bar chart of the Account shows the total annual returns from year to year over the past ten calendar years.  The performance information for the Account has been provided by Foresters and shows the historical performance of the Account as measured against a broad-based index.  The portfolio manager for the Fund has managed the Account since 2010.  Prior to that time, the current Chief Investment Officer of Foresters managed the Account beginning in 2006.
As of the date of the prospectus, the Fund had not yet commenced operations, and thus the Fund does not have performance history.  The performance of the Account does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund.  The Account is valued on a monthly basis and includes dividends and interest as well as all realized and unrealized capital gains and losses.  Returns are calculated at the total portfolio level and are time-weighted to account for mid-month cash flows.  Performance results are calculated on a before tax, total return basis and performance would have been lower if taxes were included.  The Account returns, shown below, consist of total portfolio returns that are weighted using beginning of period values.  Net of fee returns reflect the deduction of trading expenses.  The Account does not incur any investment management fees.  The Fund's expenses are higher than the expenses used to calculate the performance of the Account and the Fund will incur investment management fees.  Therefore, if the Account had included the Fund's expenses, including the Fund's investment management fee, the performance of the Account would be lower.  Certain restrictions imposed by law on registered investment companies, such as the Fund, are not applicable to the Account and may have adversely affected the performance of the Account had they been applicable.
The performance of the Account shown below is based on calculations that are different than the standardized method of calculations required by the SEC that will be used to calculate the Fund's performance.  The method of calculating performance of the Account will result in an average annual total return for the Account that will be higher than that derived from the SEC's standardized methodology.
Foresters' Historical Performance For Its REITs Portfolio Account
Calendar Years Ended December 31
During the periods shown, the highest quarterly return was ___% (for the quarter ended ______________) and the lowest quarterly return was ___% (for the quarter ended ______________).
Average Annual Total Returns For Periods Ended December 31, 2014
1 Year	5 Years	10 Years
Foresters U.S. REITs Portfolio Account (net of expenses before taxes)%	%	%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)%	%	%
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SHAREHOLDER INFORMATION
How and when does the Fund price its shares?
The share price (which is called “net asset value” or “NAV” per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  Shares of the Fund will not be priced on the days on which the NYSE is closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.  To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.  The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  Debt obligations with maturities of 60 days or less are valued at amortized cost.
If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.
In the event that a security is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.
How do I buy and sell shares?
You cannot invest directly in the Fund.  Investments in the Fund may only be made through a purchase of a variable annuity contract (“contract”) or variable life insurance policy (“policy").  The Fund offers its shares, without a sales charge, only for purchase by insurance companies for allocation to their separate accounts (the “Separate Accounts”).  Shares are purchased by the Separate Accounts at the Fund’s NAV next computed after an insurance company receives the premium payment.  The Fund continuously offers its shares at a price equal to the Fund’s NAV per share.  Initial and subsequent payments allocated to the Fund are subject to the limits applicable to an insurance company’s contracts and policies.
Insurance companies redeem shares of the Fund to make benefits and surrender payments under the terms of the contracts and policies.  Redemptions are processed on each Business Day and are effected at the Fund’s NAV next computed after the insurance company receives a surrender request in acceptable form and in good order.  Payment for redeemed shares will be made promptly, but in no event later than seven days after the Fund’s receipt of a redemption request that is in good order.  The Fund reserves the right to suspend or postpone redemptions as permitted by applicable law.
The Fund or Funds that are available to you depend upon which contract or policy you have purchased.  For additional information about how to buy or sell a contract and/or policy and the Funds that are available for the contract or policy you own or are considering, please refer to the prospectus used in connection with the issuance of the contract or policy.
11

Does the Fund pay compensation to intermediaries?
FIMCO and/or its affiliates (collectively, “FIMCO”) may make payments for marketing and promotional services by insurance companies or their affiliates or other financial intermediaries that offer the Fund as an underlying investment option for their contracts or policies.  In addition, FIMCO and the Fund may make payments to these insurance companies and their affiliates and other financial intermediaries for administrative, shareholder and related services.  Payments that may be made by FIMCO are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services, the expected level of assets or sales of shares, and other factors.  Revenue sharing payments are paid by FIMCO from its own resources.  Because revenue sharing payments are paid by FIMCO, and not the Fund, the amount of any revenue sharing payments is determined by FIMCO.
Payments may be based on current or past sales of shares of the Fund through the contracts and policies offering the Fund as an investment option, current or historical Fund assets, or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an insurance company or its affiliates to recommend a particular contract or policy for which the Fund is an underlying investment option, rather than recommend another investment option offered under a particular contract or policy.  You may contact your insurance provider for details about revenue sharing payments it may pay or receive.
Can I exchange my shares for the shares of other Funds?
An exchange involves the redemption of shares of the Fund and the purchase of shares of another mutual fund that is an investment option under your contract or policy.  Please consult the prospectus for your contract or policy for more information regarding exchange privileges.
What are the Fund’s policies on frequent trading in the shares of the Fund?
The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.
It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.
It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.
Exchange privileges among underlying investment options are governed by the terms of a contract or policy.  A contract or policy may not limit the number of exchanges among the available underlying investment options that a contract or policy owner may make.  The terms of contracts and policies, the presence of insurance companies as intermediaries between a Fund and a contract or policy owner, the utilization of separate accounts by insurance companies and other factors, such as state insurance laws, may limit the Fund’s ability to detect and deter market timing.
If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.
FIMCO expects all insurance companies that offer the Fund as an investment option under their contracts and/or policies to make reasonable efforts to identify and restrict the frequent trading activities of contract and/or policy owners indirectly investing in
12

the Fund.  FIMCO will seek full cooperation from an insurance company offering the Fund as an investment option under its contracts or policies to identify any underlying contract or policy owner suspected of market timing.
In certain circumstances, the Fund may rely upon the policy of an insurance company to deter frequent or excessive trading if FIMCO believes that the policy of such insurance company is reasonably designed to detect and deter transactions that are not in the Fund’s best interest.  An insurance company's policy relating to frequent or excessive trading may be more or less restrictive than the Fund's policies, may permit certain transactions not permitted by the Fund's policies, or prohibit transactions not subject to the Fund's policies.  FIMCO may accept undertakings from an insurance company to enforce frequent or excessive trading policies on behalf of the Fund provided they offer a substantially similar level of protection for the Fund against such transactions.
There is no assurance that the Fund’s or an insurance company’s policies and procedures will be effective in limiting frequent and excessive trading in all cases.  For example, FIMCO may not be able to effectively monitor, detect or limit frequent or excessive trading by underlying contract or policy owners that occurs through insurance company separate accounts.  If FIMCO has reason to suspect that frequent or excessive trading is occurring at the Separate Account level, FIMCO will contact the insurance company to request underlying contract holder activity.  If frequent or excessive trading is identified, FIMCO will take appropriate action.
To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.
The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.
The Fund’s policies on frequent trading are separate from any insurance company’s policies and procedures applicable to contract or policy owner transactions.  The contract or policy prospectus may contain a description of the insurance company’s policies and procedures with respect to excessive or frequent trading.  You may wish to contact the insurance company to determine the policies applicable to your account.
What about dividends and other distributions?
The Separate Accounts, which own the shares of the Fund, will receive all dividends and other distributions by it.  As described in the applicable Separate Account prospectus, all dividends and other distributions are reinvested by the appropriate Separate Account in additional shares of the Fund.
To the extent that the Fund has net investment income, it will declare and pay, on an annual basis, dividends from net investment income.  The Fund will declare and distribute any net realized capital gains also on an annual basis, usually after the end of its taxable year.
All distributions will be reinvested in shares of the Fund unless we are informed by an insurance company that they should be paid out in cash.
What about taxes?
You will not be subject to federal income tax as the result of purchases or sales of Fund shares by a Separate Account, or Fund dividends, or other distributions by the Fund.  However, there may be tax consequences associated with investing in the contracts and policies for which the Fund is an investment option.  Please see the prospectus provided in connection with the issuance of the contract or policy.

13

FINANCIAL HIGHLIGHTS

When available, the financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated.  Financial highlights are not provided because the Fund had not commenced operations prior to the date of this prospectus.

14

LIFE SERIES FUNDS
Real Estate Fund

For more information about the Fund, the following documents are available for free upon request:
Annual/Semi-Annual Reports (Reports):
Since the Fund is new, it does not have a current report to shareholders.  However, when available, these reports will include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

To obtain free copies of the Reports, when available, and the SAI or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:
Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ  08837-3620
 Telephone:  1 (800) 423-4026

You can review and copy Fund documents (including the Reports, when available, and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1 (202) 551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
(Investment Company Act File No. 811-04325)

___________F

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities  and is not soliciting an offer to buy these securities in any state the offer or sale is not permitted.

FIRST INVESTORS LIFE SERIES FUNDS
Statement of Additional Information
Dated May __, 2015
TICKER SYMBOLS

REAL ESTATE FUND	- -

40 Wall Street
New York, New York 10005

This is a Statement of Additional Information (including the appendices hereto, the “SAI”) for the Real Estate Fund (the “Fund”), which is a series of the First Investors Life Series Funds (the “Trust”).   Investments in the Fund may be made only through purchases of life insurance policies (“Policies”) and/or annuity contracts (“Contracts”) offered by insurance companies.  Premiums for the Policies and purchase payments for the Contracts, net of certain expenses, are paid into separate accounts that are established by the insurance companies that issue such Policies and Contracts.  The assets of the separate accounts are then invested in the Fund in accordance with the instructions of the purchasers of the Policies or Contracts.
This SAI is not a prospectus and it should be read in conjunction with the Fund’s prospectus dated May __, 2015.  Since the Fund has not commenced operations prior to the date of this SAI, this SAI does not contain financial statements for the Fund.  The financial statements and reports of an independent registered public accounting firm will be contained in the Fund’s annual and semi-annual reports to shareholders, when available.  The Fund’s prospectus, SAI, and reports, when available, may be obtained free of charge by contacting the Fund at the address noted above or by calling 1 (800) 423-4026 or by visiting our website at www.firstinvestors.com.  For more information about a life insurance Contract or life insurance Policy that you purchased, please refer to that Contract or Policy prospectus.
This SAI is divided into two parts – Part I and Part II.  Part I contains information that is particular to the Fund that is described in this SAI, while Part II contains information that generally applies to the funds in the Trust, including the Fund, except as otherwise indicated.

Statement of Additional Information
Dated May __, 2015
PART I – TABLE OF CONTENTS

History and Classification of The Fund	3
Non-Diversified Status	3
Investment Strategies, Policies and Risks	3
Portfolio Turnover	3
Management of the Fund	3
Investment Advisory Services and Fees	6
Portfolio Managers	7
Allocation of Portfolio Brokerage	8
Tax Information	8
Beneficial Ownership Information	8
Financial Statements	8
Appendix A: Investment Strategies Used by the Fund	A-1
Appendix B: Investment Policies of the Fund	B-1

PART II – TABLE OF CONTENTS
Descriptions of Investment Strategies and Risks	1
I. Debt Securities	1
II. Equity Securities	10
III. Foreign Securities Exposure	12
IV. Restricted and Illiquid Securities	15
V. When-Issued Securities	15
VI. Standby Commitments	16
VII. Derivatives	16
VIII. Repurchase Agreements	26
IX. Temporary Borrowing	26
X. Temporary Defensive Investments	26
XI. Cybersecurity Risk	26
Portfolio Holdings Information Policies and Procedures	27
Portfolio Turnover	28
Management of the Fund	28
Responsibilities of the Board of the Fund	30
Financial Intermediary Compensation	33
Determination of Net Asset Value	33
Allocation of Portfolio Brokerage	35
Credit Ratings Information	36
General Information	42
Appendix a: tax information	a-1
Appendix b: proxy voting guidelines	B-1 i-

Statement of Additional Information Part I
Dated May __, 2015
HISTORY AND CLASSIFICATION OF THE FUND
The Trust is an open-end management investment company commonly referred to as a mutual fund.  It was organized as a Delaware statutory trust on August 17, 2005.  The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value.  The Fund is a series of the Trust.  There are thirteen other separate and distinct series of the Trust, which are described in other documents.  Each series of the Trust issues its shares in consideration for cash.
The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of a Fund’s outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Board of Trustees (“Board” or “Trustees”) or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.
NON-DIVERSIFIED STATUS
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares.
Although the Fund is non-diversified under the 1940 Act, it is subject to the diversification rules of the Internal Revenue Code of 1986, as amended, that apply to the Fund as a regulated investment company (“RIC”). These rules provide that, among the requirements to maintain favorable tax treatment, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. These limits apply only as of the end of each quarter of the Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by other RICs.
INVESTMENT STRATEGIES, POLICIES AND RISKS
The Fund’s objective, principal investment strategies, and principal risks are described in the prospectus of the Fund.  A summary of the investment strategies that are used by the Fund is set forth in Appendix A to Part I of this SAI.  The Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies.  These policies are set forth in Appendix B to Part I of this SAI.  Appendix A and Appendix B are each part of this SAI.  Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Fund and the related risks, including strategies that are not considered principal and therefore are not described in the prospectus.
PORTFOLIO TURNOVER
Since the Fund has not commenced operations prior to the date of this SAI, there are no portfolio turnover rates to provide for the last two fiscal years.  Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.
MANAGEMENT OF THE FUND
The First Investors Family of Funds share one common investment adviser, First Investors Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees.  Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board and the Code of Ethics that has been adopted by the Board.

Set forth below is information about the Trustees and certain Officers of the Fund.  The address of each Trustee and Officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, NY 10005.
Trustees and Officers
INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past 5 Years
Susan E. Artmann 4/13/54	Trustee since 11/1/2012	Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013); Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.	45	None
Mary J. Barneby 7/28/52	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012; Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).	45	None
Charles R. Barton, III 3/1/65	Trustee since 1/1/2006	Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.	45	None
Arthur M. Scutro, Jr. 11/9/41	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.	45	None
Mark R. Ward 11/3/52	Trustee since 1/1/2010	Self employed, Consultant since 2008; Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset Management Practice (2003-2007).	45	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 45 Funds.

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
William M. Lipkus 10/30/64	President since June 2014
Chief Executive Officer, President and Director since 2012, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of FICC; Chairman  since 2012, Director since 2007,  Chief Administrative Officer 2012-2014, and Chief Financial Officer 1998-2013 of FIMCO; Chairman since 2012,  Director since 2011, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1998-2013 of  FIC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, Treasurer and Chief Financial Officer 1998-2013 of Administrative Data Management Corp.; Chairman and Director  since 2012,  Chief Administrative Officer 2012-2014, Vice President 1996-2014, Treasurer and Chief Financial Officer 1996-2013 of FIL; and Chairman and Member of Board of Managers since 2012, Chief Financial Officer 2012-2013 of First Investors Advisory Services, LLC.

Joseph I. Benedek 8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Mary Carty 11/11/50	Secretary since 2010
General Counsel of First Investors Management Company, Inc. and various affiliated companies since December 2012 and Assistant Counsel of First Investors Management Company Inc. (2010-2012).  Special Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).

Marc Milgram 6/9/57	Chief Compliance Officer since 2010
Chief Compliance Officer of First Investors Management Company, Inc. since 2010; Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors Corporation, Vice President (2008-2009); and Administrative Data Management Corp., Vice President (2008-2009).

* Officers are appointed by the Board for one-year terms.

Trustee Ownership of First Investors Funds
As of December 31, 2014
INDEPENDENT TRUSTEES
Trustee	Dollar Range of Ownership of the Fund covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Susan E. Artmann		$
Mary J. Barneby		$
Charles R. Barton, III		$
Arthur M. Scutro, Jr.		$
Mark R. Ward		$
† As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 45 Funds.
As of May __, 2015, none of the Trustees or Officers owned shares of the Fund.

Compensation of Trustees
The following table lists compensation to be paid to the Trustees of the Trust for the fiscal year ending December 31, 2015 by the Fund and the compensation paid for the fiscal year ended December 31, 2014 by the First Investors Family of Funds.
Trustee	Aggregate Compensation From the Fund[1]	Total Compensation From First Investors Family of Funds Paid to Trustees2, †
Susan E. Artmann	$	$
Mary J. Barneby	$	$
Charles R. Barton, III	$	$
Arthur M. Scutro, Jr.	$	$
Mark R. Ward	$	$
1. Estimated for the period May __, 2015 through December 31, 2015.
2. Reflects total compensation paid to the Trustees from the First Investors Family of Funds for the fiscal year ended December 31, 2014.
†. As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 45 series.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.
INVESTMENT ADVISORY SERVICES AND FEES
Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Fund and FIMCO under the Agreement.
Pursuant to the Advisory Agreement, set forth below is the method for calculating the current advisory fee paid by the Fund and the fee schedule for the Fund in tabular form.  The fee is accrued daily by the Fund and paid monthly, based on the Fund’s net assets.  Since the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to the Adviser.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee that is paid monthly according to the following schedule:
Average Daily Net Assets	Annual Rate
Up to $250 million	0.75%
In excess of $250 million up to $500 million	0.72%
In excess of $500 million up to $750 million	0.69%
In excess of $750 million up to $1.25 billion	0.66%
In excess of $1.25 billion up to $1.75 billion	0.64%
In excess of $1.75 billion up to $2.25 billion	0.62%
Over $2.25 billion	0.60%

PORTFOLIO MANAGERS
The following section provides certain information about the portfolio manager who has responsibility for the daily management of the Fund.
A.	Other Accounts Managed by Portfolio Managers as of December 30, 2014
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts for which Advisory Fee is Based on Account Performance	Total Assets in the Accounts for which Advisory Fee is Based on Account Performance (in millions)
Vincent Kwong: Life Series Real Estate Fund	Other Registered Investment Companies		$		$
	Other Pooled Investment Vehicles		$		$
	Other Accounts		$		$

B.            Potential Conflicts of Interest in Other Managed Accounts as of May __, 2015
The Fund’s portfolio manager manages one other First Investors Fund and may manage other funds or institutional accounts.
The side-by-side management of two or more funds or non-fund accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio manager may also want to buy the same security for two funds that he manages or for a fund and a non-fund account. In some cases, there may not be sufficient amounts of the security available (for example, in the case of an initial public offering (“IPO”) or new bond offering) to cover the needs of all of the accounts managed by the  portfolio manager or the buying activity of the accounts could affect the market value of the security.  Similar potential conflicts could arise when two or more funds or non-fund accounts managed by the same portfolio manager want to sell the same security at the same time.  Finally, the portfolio manager may want to sell a security that is held by a fund or non-fund account and at the same time buy the same security for another one of his accounts.  This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows.
FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest.  For example, FIMCO has adopted policies for bunching and allocating trades when two or more funds or non-fund accounts wish to buy or sell the same security at the same time.  These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages.  FIMCO has also adopted special policies that address investments in IPOs, the side-by-side management of funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are effected under Rule 17a-7 of the 1940 Act.  FIMCO's Investment Compliance Department also conducts reviews of trading activity to monitor for compliance with these policies and procedures.  FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of the portfolio manager.
C.	Structure of Portfolio Managers Compensation as of May__, 2015
The portfolio manager of the Fund covered by this SAI receives a salary. The portfolio manager also is eligible to receive a bonus with respect to the Fund. Whether or not the portfolio manager receives a bonus award is dependent upon the performance of the Fund during the calendar year among other factors. The bonus payment is based on the performance of the Fund against the Dow Jones US Select REIT Index, over one, three and five year periods weighted per Foresters’ formula. The portfolio manager is also entitled to participate on the same basis as other employees hired by Foresters prior to September 1, 2012 in the defined benefit pension plan offered by Foresters.

D.	Portfolio Manager Fund Ownership as of May __, 2015
The Fund had not commenced operations as of the date of this SAI.  Therefore, the portfolio manager did not own any shares of the Fund as of May __, 2015.

ALLOCATION OF PORTFOLIO BROKERAGE
Part II of this SAI describes the brokerage allocation policies of the First Investors Funds.  Since the Fund had not commenced operations prior to the date of this SAI, no brokerage commissions were paid by the Fund during the previous three fiscal years
TAX INFORMATION
General information concerning federal tax law considerations applicable to the Fund is set forth in Part II of this SAI.
BENEFICIAL OWNERSHIP INFORMATION
As of May __, 2015, First Investors Life Insurance Company owned of record or beneficially owned 100% of the outstanding shares of the Fund.
FINANCIAL STATEMENTS
Since the Fund is new, it does not have any financial statements.

APPENDIX A:
INVESTMENT STRATEGIES USED BY THE FUND
The investment strategies that may be used by the Fund, including strategies to invest in particular types of securities or financial instruments, are listed below.  The investment strategies that the Fund currently uses or currently anticipates using are noted by a check (✓) mark.  The investment strategies that the Fund does not currently anticipate using are noted by a dash (─) mark.  These notations only represent the current intentions of the Fund with respect to using the checked investment strategies.  The Fund may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund from engaging in the strategy.  The Fund also reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements.  The investment policies of the Fund are set forth in its prospectus and Appendix B of this SAI.  The investment strategies listed on the following pages, and their associated risks, are described in Part II of this SAI.
I-A-1

Life Series Real Estate Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	✓
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-2

APPENDIX B:
INVESTMENT POLICIES OF THE FUND
The following is a list of the investment policies of the Fund other than those policies that are set forth in the Fund’s prospectus.  The Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  For a description of the investment strategies that the Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.
The Fund also has adopted the investment policies that are set forth below.  Unless identified as non-fundamental, these investment policies are fundamental policies, which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
The Fund’s investment objective is a non-fundamental policy of the Fund.  Non-fundamental policies may be changed by the Board of Trustees (“Board”) without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in the values of the Fund’s assets will not cause a violation of the Fund’s investment policies.
Fundamental Policies:
(1)            The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(2)           The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(3)            The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(4)            The Fund will invest more than 25% of its total assets in real estate and real estate related issuers, but the Fund will not purchase the securities of any other issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(5)           The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
(6)            The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
(7)            The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (A fund’s total assets include the amounts being borrowed.).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total

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assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.)

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Statement of Additional Information Part II
Dated May __, 2015
Part II of this SAI describes policies and practices that apply to the Life Series Real Estate Fund and to each of the First Investors Life Series Funds (“Life Series Funds”), which are within the First Investors Family of Funds, except as otherwise indicated.  This SAI describes the principal and non-principal investment strategies that each of the Funds may use to a limited extent in addition to those that are described in its prospectus.  The terms “Fund” or “Funds” as used herein includes  each individual series of the Life Series Funds, except as otherwise indicated.
DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS
The following are descriptions of investment strategies that may be used by the Fund, and other Funds in the First Investors Family of Funds, as well as the risks of those strategies.  To determine which strategies are primarily used by the Fund, you must review the prospectus and Appendix A to Part I of the SAI.  The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies.  Appendix A to Part I contains a schedule listing the investment strategies that the Fund currently intends to use.  The Fund may invest, to a limited degree, in any of the other securities described below even if they are not listed in the prospectus or checked in Appendix A to Part I.  Appendix B to Part I describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies.
I.            Debt Securities
The Fund may invest in all of the debt securities described below.  The market value of most debt securities is influenced by changes in the level of interest rates.  Generally, as interest rates rise, the market value of a debt security decreases.  Conversely, as interest rates fall, the market value of a debt security increases.  This is referred to as interest rate risk.  Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.  As of the date of this SAI, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.  Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent.   As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise.  These policy changes may expose debt and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share prices to decline.  To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.  The liquidity level of the Fund’s portfolio may also be affected.
The market value of most debt securities is influenced by the credit risks associated with such security.  Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Fund may be rated investment grade, may be rated below investment grade, or may be unrated.  Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality.  Debt obligations rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or BBB- or higher by Fitch Ratings, Inc. (“Fitch”) are considered investment grade by the respective NRSRO.  Bonds that are rated lower than Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch are considered below investment grade by the respective NRSRO (commonly known as “junk bonds” or “high yield”) and are referred to herein as “High Yield Securities.”  In general, the lower the credit rating for a debt security, the higher the credit risk.  As discussed below, High Yield Securities are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities.  Even debt obligations that are rated Baa3 by Moody’s or higher or BBB- by S&P or higher have speculative characteristics.  For a discussion of the NRSRO ratings used by certain Funds in making investment decisions, see section “E. High Yield Securities”.  For a discussion of investments in foreign government debt obligations and foreign debt securities, see section “III.  Foreign Securities Exposure” and also section “III.  Foreign Securities Exposure – B.  Foreign Securities Traded in the United States”.
A.  Commercial Paper and Other Short-Term Investments.  The Fund may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities.  The Fund also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies.  Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).  The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.  Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933 (the “1933 Act”), such as Section 3(a)(3) or 4(2).  The commercial paper purchased by the Fund may be liquid or illiquid.  See section “IV. Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities.  The commercial paper purchased by the Fund may be rated or unrated and may be issued by banks or bank holding companies.  The commercial paper purchased by the Fund may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables.  See section “K. Other Asset-Backed Securities.”  The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.
Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.  The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate.  While domestic bank deposits are insured by an agency of the U.S. Government, the Fund will generally assume positions considerably in excess of the insurance limits.
The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks.  These investments involve risks that are different from investments in securities of domestic branches of domestic banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Fund.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
B.  Corporate Bonds and Notes.  The Fund may invest in bonds and notes issued by corporations and other similar entities.  Corporate bonds and notes generally have maturities of between one and thirty years.  In general, the longer the maturity of a bond, the greater the interest rate risk.  The corporate bonds and notes that may be purchased by the Fund may be convertible into equity securities, which may also include hybrid securities.  See section “C. Convertible Debt Securities.” The Fund may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities.  The Fund may sell or retain such warrants or rights.
C.  Convertible Debt Securities.  The Fund may invest in convertible debt securities and/or hybrid securities.  A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer.  The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.
D.  Hybrid Securities.  Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

E.  High Yield Securities.  The Fund may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include syndicated bank loans, floating rate loans, senior loans, or bonds.  For a discussion of syndicated bank loans, floating rate loans and senior loans, see sections “I. Syndicated Bank Loans”, “O.  Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein.  The Fund may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.
Debt obligations, including convertible debt securities, rated lower than Baa3 by Moody’s and BBB- by S&P, are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn could severely affect the market for all High Yield Securities, while a substantial period of rising interest rates could severely affect the market for high yield fixed rate bonds.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.
The Fund could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk.  There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt.  Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities.  Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.
The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit the Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities, including floating rate loans and senior loans, are typically traded through a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.
The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role.  Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.
If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund.
A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.  To the extent permitted by the Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.
F.  Income Deposit Securities (“IDSs”).  An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.
IDSs are subject to the same risks as the underlying securities that make up an IDS.  There may be a thinner and less active market for IDSs than that available for higher quality securities.  An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.
G.  Indexed Securities.  The Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators.  Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.  The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer.  These securities may vary directly or inversely with the underlying instruments.  The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.
H.  Inflation-Indexed Securities.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate).  Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase.  In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease.  Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security.  However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.  The Fund may invest in inflation-related bonds which do not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
I.  Syndicated Bank Loans.  The Fund may invest in syndicated bank loans.  Syndicated Bank Loans may be considered high-yield securities.  See section “O.  Variable Rate and Floating Rate Securities” for a description of floating rate securities.  An investment in a syndicated bank loan does not violate the Fund’s fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and trade like other debt instruments.  The Fund may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  The Fund would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations.  The assignments the Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, the Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  The Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.
Although syndicated bank loans in which the Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.
Investments in syndicated bank loans present the possibility that the Fund could be held liable as co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.  The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors.  In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.  Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.
The Fund may also invest in syndicated bank loans by purchasing participations.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.  The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with the purchase of participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund will be subject to credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  In some cases, the settlement process may take longer than seven days.  Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what First Investors Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and in those instances, where the loans can be neither sold nor settled, will therefore be treated as illiquid for purposes of the Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.
J.  Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.
There are three types of interest rate-related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.
Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  See section “N. U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.
K.  Other Asset-Backed Securities.  The Fund may invest in other forms of asset-backed securities in addition to asset-based commercial paper and mortgage-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, or other forms of receivables.  These securities present certain risks in addition to those normally associated with debt securities.  For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable.  For example, credit card receivables are generally unsecured.  The obligors may also be entitled to the protection of a number of state and federal credit laws.  Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.
To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities.  Moreover, a credit support depends upon the financial ability of its issuer to honor the support.
L.  Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities.  The two principal classifications of municipal securities are “general obligation” and “revenue” securities.  General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest.  Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source.  The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.
Generally, the values of municipal securities vary inversely to changes in interest rates.  Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient.  This may especially be true given the underfunded pension obligations of many municipal issuers.  National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.  There is also the risk that the interest income that the Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”), applicable state tax authorities, or a judicial body.  Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.
The market for municipal securities may become illiquid.  There may also be less information available on the financial condition of municipal security issuers than for public corporations.  This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.
The Fund may invest in taxable municipal securities that are issued by a local government, such as a city or related agencies for general governmental projects or to finance special projects.  The income derived from these securities is not exempt from taxation.
The Fund may invest in Puerto Rico municipal securities.  Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rico municipal obligations.  Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession of 2007-08.  As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.”  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.
M.  Refunded Securities.  The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”).  The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date.  These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Fund also may purchase municipal securities that have been refunded prior to purchase.  Refunded municipal securities are subject to interest rate risk.  In addition, some refunded municipal securities may have limited liquidity.
N.  U.S. Government Securities.  The Fund may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks).  These U.S. Government-sponsored entities (“GSEs”), which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.
In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to the Treasury over the same period.    Fannie Mae did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014.  Similarly, Freddie Mac did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014.  In April 2014, FHFA projected that Fannie Mae and Freddie Mac would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.”  Freddie Mac faces similar uncertainty about its future role.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
The Fund may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  See section “Q. Zero Coupon and Pay-In-Kind Securities.”  These securities are purchased with original issue discount and such discount is includable as gross income to the Fund shareholder over the life of the security.
The Fund may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.
O.  Variable Rate and Floating Rate Securities.  The Fund may invest in variable rate and floating rate securities, which are generally secured within the borrower’s capital structure, but may also be unsecured.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.
The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.
The variable and floating rate securities in which the Fund invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured.  If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable or floating rate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
P.  Senior Loans.  Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Fund typically invests only in the term loan portions of senior loan structures, although it could invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).
Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods.  In addition, some loans have a LIBOR floor that prevents interest rates for the loan from falling below the contractual LIBOR floor rate even when the market LIBOR falls below the contractual floor rate.  During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its net asset value.
The Fund invests in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.
For a description of floating rate securities see section “O.  Variable Rate and Floating Rate Securities”.
Q.  Zero Coupon and Pay-In-Kind Securities.  The Fund may invest in zero coupon and pay-in-kind securities.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind securities are those that pay “interest” through the issuance of additional securities.  The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, must be accounted for each taxable year by the Fund for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).  Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
R.  Sovereign Debt.  Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks.  Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured.  The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser or subadviser, as applicable, endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
S. Fixed-Income Securities Issued by Supranational Organizations.  The Fund may invest in fixed-income securities issued by supranational organizations.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development.  Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development.  Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
II.            Equity Securities
A.  Common Stocks, Preferred Stocks, Rights, Warrants and Options.  The Fund may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”).  Equity securities are subject to market risk.  This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  The risks of investing in equity securities can be magnified when the Fund invests in them by means of options. For the special risks associated with options, see section “VII. Derivatives – E. Futures, Forwards and Options”. The Fund may invest in equity securities of foreign companies directly or through depositary receipts.  Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.  See section “III. Foreign Securities Exposure” for the additional information on the associated strategies and risks.  The Fund may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations.  Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.
B.  Shares of Other Investment Companies.  The Fund may invest in the shares of other investment companies, including Exchange Traded Funds (“ETFs”) that are registered as investment companies.  Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies.  See section “C. Shares of Exchange Traded

Funds.”  Investments in the shares of other investment companies or ETFs also expose the Fund to additional expenses.  If the Fund invests in an investment company or an ETF it will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.
In July 2014, the SEC adopted additional amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors.  In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund in the 2014 Amendments to adopt a floating NAV per share (similar to all other non-money market mutual funds), instead of using a $1.00 stable share price, as has traditionally been the case.  The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress.  The SEC also adopted additional diversification, stress testing, and disclosure measures.  The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the money market funds in which the Fund may invest is unclear; however, any changes to an underlying money market fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential.  The 2014 Amendments have varying effective dates through October 2016.
C.  Shares of Exchange Traded Funds.  ETFs essentially are baskets of securities that are listed on an exchange and usually trade like individual stocks.  ETFs typically seek to replicate selected indices.  The value of an ETF is usually determined by demand for the underlying securities themselves.  Although the value of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value.  In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities.
ETFs may or may not be registered as investment companies, depending upon how they are organized.  ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies.  Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depositary Receipts (“SPDRs”).  ETFs that are organized as grantor trusts, such as Holding Company Depositary Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act.  Investments in ETFs, whether or not registered as investment companies, expose the Fund to additional fees.
D.  Real Estate Related Companies.  Although the Fund may not invest directly in real estate, it may invest in securities of companies that are engaged in the real estate industry.  Investing in such securities exposes the Fund to special risks associated with the direct ownership of real estate, and an investment in the Fund will be affected by the performance of the real estate industry. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
E.  Real Estate Investment Trusts and Real Estate Operating Companies.  The Fund may invest in shares of real estate investment trusts (“REITs”).  Equity REITs invest in income-producing real estate.  They produce income from rental and lease payments as well as occasional sales of property.  Mortgage REITs make construction, development, and long-term mortgage loans.  They produce income from repayment of the loans and sales of the loan obligations.  REITs may invest in both real estate and real estate loans.
Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Code.  To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income.  REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

REITs are subject to real estate industry risk.  See section “D. Real Estate Related Companies.”  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties.  Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties.  For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management.  Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.  Loss of federal tax treatment as a REIT will also affect an individual REIT’s  after-tax performance.
REITs are also subject to interest rate risk.  REIT stock prices overall will decline over short or even long periods because of rising interest rates.  In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments.  Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.
REITs tend to be small or medium-size companies.  Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  REITs are pooled investment vehicles with their own expenses and the Fund will bear its proportionate share of those expenses.
The Fund may invest in real estate operating companies (“REOCs”). REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Fund's REOC securities generally will be affected by the same factors that adversely affect a REIT.
F.  Master Limited Partnerships.  The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
G.  Income Deposit Securities (“IDSs”).  For a discussion of IDSs, see section “I. Debt Securities – F. Income Deposit Securities.”
III.            Foreign Securities Exposure
The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depositary receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.
A.  Depositary Receipts.  The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers.  Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted.  ADRs are not considered by the Fund to be foreign securities for purpose of any investment restrictions on investments in foreign securities.  ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
GDRs are issued globally and evidence a similar ownership arrangement to ADRs.  Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets.  Unlike ADRs, GDRs are typically denominated in foreign currencies.  They may not, however, be denominated in the same currency as the underlying securities into which they may be converted.  As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs.  GDRs also involve the risks of other investments in foreign securities.  For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.
B.  Foreign Securities Traded in the United States.  The Fund may invest directly in foreign equity or debt securities that are traded in the United States.  Such securities are generally denominated in United States dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”).  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Fund does not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.
C.  Foreign Securities Traded in Foreign Markets.  The Fund may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  When the Fund is investing in securities that are denominated in foreign currencies, it may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.  The Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon.  See section “VII. Derivatives - E. Futures, Forwards and Options”. for a description of such investments.

The Fund may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market.  Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares.  Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them.  As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.
D.  Foreign Securities Traded in Emerging Markets.  The Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.
E.  Foreign Currency.  In addition to the instruments described in section “VII. Derivatives – E. Futures, Forwards and Options” below, the Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies.  Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance.  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund.  Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.
F.  Foreign Currency Warrants.  Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.
IV.            Restricted and Illiquid Securities
The Fund may invest in restricted and illiquid securities.  Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the 1933 Act.  Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings.  The Fund may register restricted securities for resale.  The registration of securities for resale involves costs and the Fund generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.
Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued.  No more than 15% of the value of the Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities.  However, this restriction does not prevent the Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase.  The Fund determines whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Fund.  The Fund also considers repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.
It may be difficult or impossible for the Fund to resell restricted or illiquid securities.  As a result, the Fund could suffer losses by investing in such securities.  It may also be difficult to value such securities.  The Fund could also incur costs (such as registration fees) to resell restricted securities.
V.            When-Issued Securities
The Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.  The Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.  When the Fund enters into a commitment to purchase securities on a when‑issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment.  When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when‑issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase.  Sale of assets in the segregated account or sale of the when‑issued securities may cause the realization of a capital gain or loss.

VI.            Standby Commitments
The Fund may acquire standby commitments from banks with respect to securities held by the Fund.  Under a standby commitment, a bank agrees to buy a particular security from the Fund at a specified price at the Fund’s option.  A standby commitment is similar to a put option for a particular security in the Fund’s portfolio.  Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value.  Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when the Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace.  The Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable.  The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.
The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable.  Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment.  The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered.  Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value and are valued at zero.  When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund.  The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.
VII.            Derivatives
The Fund may invest in derivative instruments.  Derivative instruments are instruments that derive their value from other financial instruments, securities, currencies, or indices.  Investments in derivative instruments can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  At times, it may be difficult to sell or value derivative instruments.  Examples of derivatives in which the Fund may invest that have special risk features, include futures and options, credit-linked securities, inverse floaters and interest rate swaps and rate locks.  The following is a description of these derivatives, including futures, forwards and options.
A. Credit-Linked Securities.  Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps.  Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps.  Investments in credit-linked securities can be an efficient means of managing the cash position of the Fund.
The risks associated with investing in credit-linked securities include the following:
1.	Market Risk. The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.
2.	Credit Risk and Interest Rate Risk. The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.
3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.
4.	Liquidity Risk. Credit-linked securities are typically not registered for public trading under the 1933 Act and are therefore considered restricted securities. At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market. See, section “IV Restricted and Illiquid Securities” for the risks of illiquid securities.
5.	Basis Risk. This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.
For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and the Fund could lose money by investing in them.

B.  Inverse Floaters.  Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index.  For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases.  The secondary market for inverse floaters may be limited and they may be illiquid.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.  For purposes of calculating any limits to the extent that the Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.
C.  Interest Rate Swaps.  Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time.  For example, two parties may agree to exchange interest payments on variable and fixed rate instruments.  The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.
Most interest rate swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  There could also be delays in payment or losses if the swap dealer, through which the Fund clears its centrally cleared swaps, were to default on its obligations to the clearing organization or become insolvent.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this, the Fund will enter into interest rate swap transactions only with banks and swap dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund's Board.  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.
The Fund will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the swap agreement.  Payments on centrally cleared swap agreements are generally made on a net basis.  The Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party less any collateral pledged by the Fund will be maintained in a segregated account.  The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Because segregated accounts will be established with respect to such transactions, the Fund does not treat swap transactions as constituting senior securities.  Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

D. Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”).  An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.  MMD Rate Locks may be used for hedging purposes.  An MMD Rate Lock is an agreement between two parties -- the Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.  For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.  There is no payment made or received at inception.  If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.
In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.  As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund.  Because separate accounts will be established with respect to such transactions on the books and records of the Fund or with its custodian, the Fund does not treat MMD Rate Locks as constituting senior securities.  Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The Fund will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund’s Board.  MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make.  If the other party to an MMD Rate Lock defaults, the Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
To the extent that other types of rate locks are available or developed in the future, the Fund may enter into them on the same basis and for the same purposes as set forth above.
E. Futures, Forwards and Options.  The Fund may use financial futures, interest rate futures, options, options on futures, dollar rolls, or forward currency contracts as part of their investment strategies.  The Fund may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance.  The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested.  Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion.  Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund.  Stock index futures and options thereon may also be used to adjust country exposure.
The Fund may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange.  In addition, the Fund may enter into interest rate futures contracts on non-U.S. government obligations that are traded on a non-U.S. exchange.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place.  Such investments may be used for the purpose of hedging against changes in the value of the Fund’s portfolio securities due to anticipated changes in interest rates and market conditions.  A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, three-month U.S. Treasury Bills, and 10-year German Bund Notes.  An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The Fund may purchase put and call options on interest rate futures contracts on U.S.

Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions.  In addition, the Fund may purchase put and call options on interest rate futures contracts on non-U.S. government obligations which are traded on a non-U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee such closing transactions can be effected.
The Fund may enter into dollar roll transactions in which the Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time.  By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  The Fund would also be able to invest the proceeds of the securities sold.  When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party, the securities purchased for future delivery, or the securities in which the proceeds are invested would affect the market value of the Fund’s assets.  As a result, such transactions could increase fluctuation in the Fund’s NAV.  If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.  To avoid the potential leveraging effects of dollar rolls, the Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.
The Fund may also use forward currency contracts or foreign exchange contracts to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Fund.  For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.  The Fund may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange.  These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund.  The Fund also may use forward currency contracts to attempt to enhance return or yield.  The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another.
Forward currency contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  Even though the U.S. Treasury Department has determined that currency contracts are not swaps, they are subject to reporting and business conduct standards under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
The Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The  settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
The Fund may also use foreign currency futures contracts and options.  Through the purchase and sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of forward currency contracts, but more effectively and possibly at a lower cost.  Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges and centrally cleared.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency contracts.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may also purchase options to buy individual securities when it believes that the prices of the securities will increase or write (sell) covered call options on individual securities when it does not believe that the prices of these securities will increase.  When the Fund buys an option to purchase an individual security, it is generally anticipating that the price of the underlying security will increase before the option expires. In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it had paid for the option.  When the Fund writes a covered call option, the Fund is generally attempting to increase the income it receives by holding the underlying security.  However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.
Additional information concerning the use of these instruments is discussed below.  The Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund.  Moreover, there can be no assurance that any strategy will succeed.  Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”).  Historically, advisers of registered investment companies trading derivatives that are categorized as “commodity interests” (such as futures contracts, options on futures contracts and swaps) have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.  Under the amended Regulation 4.5 exclusion, the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options  that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  Further, to qualify for the exclusion in amended Regulation 4.5, the Fund may not hold itself out as a vehicle for trading commodity interests.  CFTC guidance provides a multi-factor test with respect to the marketing restriction, with no single factor being dispositive, but with the greatest weight given to whether a fund explicitly offers a managed futures strategy.   The Fund's ability to use these instruments may be limited by tax considerations.  See Appendix A: Tax Information.  The Trust has claimed the exclusion on behalf of the Fund under CFTC Regulation 4.5 and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Fund.
To the extent that the Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies.  The use of these strategies involves certain special risks, including: (1) dependence on the Adviser's or subadviser’s, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time.  If the Adviser's or a subadviser’s, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used.

No price is paid upon entering into futures contracts.  Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an initial margin consisting of cash or U.S. Government securities.  This amount is known as “initial margin.”
When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules.  Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.  Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund’s obligation to or from a clearing organization.  The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.
Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold.  Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such an event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).  However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
Successful use by the Fund of futures contracts and related options will in part depend upon the Adviser’s or subadviser’s, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities.  There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies.  In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect the rising market.  Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund.  If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market.  As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.
Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options.  Although the Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time.  In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

Options on futures contracts have a limited life.  The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.
Purchasers of options on futures contracts pay a premium in cash at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.
The Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency.  In that case, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.
The Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations.  The Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount.  Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets.  As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of the Fund's assets could impede portfolio management and decrease the Fund's liquidity.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  If the Fund wishes to terminate its obligation under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.
The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions.  For this reason, the successful use of options depends upon the Adviser's or the subadviser’s, as applicable, ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.
Unless an option purchased by the Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.
A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be affected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  There can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option.

Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because the Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities.  This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
The Fund may purchase and write covered straddles on securities, currencies or bond indices.  A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  The Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies.  A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written.  The Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies.  In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money” (to the buyer), that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.  Straddles involving currencies are subject to the same risks as other foreign currency options.
The Fund may use options and futures contracts on foreign currencies (including the euro) forward currency contracts and/or NDFs to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of options and futures on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.
Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.
Index options are settled exclusively in cash.  If the Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date.  Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.  For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.
The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.
At or before the maturity date of a forward currency contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second forward currency contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.  There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts.  Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.
NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
The Fund may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency.  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.
F. Swaps, Caps, Floors, and Collars.  The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of buying a cap and a floor.  Caps, floors, collars and similar options are classified as swaps under the Dodd-Frank Act.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the

United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For additional information on centrally cleared swaps, see section “VII. Derivatives - C. Interest Rate Swaps”.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this risk, the creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable.  If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Most OTC swap agreements into which the Fund enters provide for the obligations of the Fund and its counterparty to be netted.  Payments on centrally cleared swap agreements are also generally on a net basis.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each netted swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund.  The Adviser and the Fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.
G. Forward Commitments.  The Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis.  When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.
Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.  The Fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions.  On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).
Firm Commitments.  Securities may be purchased on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments.  A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.  The primary purpose of this practice is to provide the Fund with liquidity as needed.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.  See section “VI. Standby Commitments”.

VIII.            Repurchase Agreements
The Fund may invest in repurchase agreements.  A repurchase agreement is essentially a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price.  The borrower simultaneously agrees to repurchase that same security at a higher price on a future date.  The difference between the purchase price and the repurchase price effectively constitutes the payment of interest.  In a standard repurchase agreement, the securities, which serve as collateral, are transferred to the Fund’s custodian bank.  In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller.  In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement.  The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities.  The period of these repurchase agreements will usually be short, from overnight to one week.  The securities, which are subject to repurchase agreements, however, may have long maturities.  The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.
IX.            Temporary Borrowing
The Fund may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.
X.            Temporary Defensive Investments
From time to time, the Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  At such times, the Fund may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Fund may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than it otherwise would under its stated investment policies and strategies.  For a description of commercial paper and other short-debt instruments, see “Commercial Paper and Other Short-Term Investments.”  When the Fund is taking temporary defensive positions, it may not achieve its investment objectives and it could suffer losses.  For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see sections “I. Debt Securities”, “Commercial Paper and Other Short-Term Investments”, and section “III. Foreign Securities Exposure.”
XI.            Cybersecurity Risk
The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its advisor, sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes.  The Fund cannot control the cyber security plans and management systems that may have been put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders to deal with and/or prevent cyber attacks. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES
In accordance with SEC regulatory requirements, the Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q.  These forms are publicly available on the SEC's internet website (http://www.sec.gov).  The Fund also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. The Fund also publishes its top ten holdings on a quarterly basis on the First Investors website at www.firstinvestors.com.
Until portfolio holdings information for the Fund is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the First Investors website, it is considered to be confidential.  Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).  Neither the Fund, FIMCO, any subadviser of the Fund, nor any access person of the Fund receives compensation in connection with the disclosure of information about portfolio securities.
Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Fund, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Fund.  This is not considered a legitimate business need for the information.  If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.
Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:
Service Provider	Service	Holding Access
FIMCO	Investment Adviser of the Fund.	Complete list on a daily basis with no lag time.
The Bank of New York Mellon Corporation and its foreign sub- custodians	Fund’s custodian and foreign custody manager, and foreign sub-custodians.	Complete list on a daily basis with no lag time.
Tait, Weller & Baker	Fund’s independent public accounting firm.	Complete list on daily basis with no lag time.
KPMG LLP	FIMCO’s independent public accounting firm.	Complete list on daily basis with no lag time.
Lipper, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
FactSet Research Systems, Inc.	Provide performance and portfolio analytics reporting for theFund.	Complete list on daily basis with no lag time.
Morningstar	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
Bloomberg	Provide research and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Interactive Data Corp	Provide pricing service used for the Fund.	Complete list on daily basis with no lag time.
Standard & Poor’s Securities Evaluations, Inc.	Provide back-up pricing service for the Fund.	Complete list on weekly basis with no lag time.
Broadridge Investor Communication Solutions, Inc.	Proxy voting services employed by the Fund.	Complete list on daily basis with no lag time.

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Fund on an ad hoc basis.  These third parties include: broker-dealers, pricing services, issuers (or their agents), proxy voting research providers, parties who provide insurance for municipal securities that may be purchased by the Fund, legal counsel for the Fund, Independent Trustees of the Fund and legal counsel for the Independent Trustees of the Fund.  Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag.
The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Fund, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Fund’s adviser or subadviser.
FIMCO employs the following policies on behalf of the Fund with respect to portfolio holdings information.  It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Fund.  FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Fund subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Fund and may not be used for trading in the Fund shares by the broker-dealer or its clients.  These conditions do not apply if the list is made publicly available.  The Chief Compliance Officer of the Fund may also make exceptions to these policies when it is in the best interests of the Fund or the Fund’s shareholders to do so.  Any potential conflicts of interest between a Fund or a Fund’s shareholders and the Fund’s investment adviser, principal underwriter, as applicable, or their affiliates and affiliated persons that arise from the potential release of portfolio holdings shall be resolved by the Chief Compliance Officer of FIMCO and the Fund, in consultation with the Legal Department, in the best interests of the Fund’s shareholders.
The Investment Compliance Department of the Fund’s Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Fund.  Any violations of these policies are reported to the Board of Trustees of the Fund on a quarterly basis.
PORTFOLIO TURNOVER
Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs.
MANAGEMENT OF THE FUND
A.	Advisory Services.
Investment advisory services to the Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”), and its address is 40 Wall Street, New York, NY 10005.  FICC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FICC is a subsidiary of The Independent Order of Foresters (“Foresters”).  Foresters owns all of the voting common stock of FICC, the parent company of FIMCO, First Investors Corporation (“FIC”) and Administrative Data Management Corp. (“ADM”) and therefore, Foresters controls each of these FICC affiliated companies.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing the Fund’s investments, determining the Fund’s portfolio transactions and supervising all aspects of the Fund's operations, subject to review by the Trustees.  The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund.
The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI.  The Fund bears all expenses of its operations other than those assumed by the Adviser under the terms of its Advisory Agreement.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
In rendering investment advisory services to the Fund, FIMCO will use a portfolio manager who is employed by its parent, The Independent Order of Foresters ("Foresters"), which is not registered under the Investment Advisers Act of 1940.  Foresters is considered a participating affiliate of FIMCO pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use the investment advisory resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser.  The Foresters employee who will provide services to the Fund is considered to be a "supervised person" of FIMCO, as that term is defined in the Investment Advisers Act of 1940.
FIMCO has an Investment Committee composed of the President of FIMCO, the General Counsel of FIMCO, the Chief Compliance Officer of FIMCO, and FIMCO’s portfolio managers of First Investors Funds.  The Investment Committee meets periodically to review the performance of the Fund, the investment strategies that are being used to manage the Fund and recent additions to and deletions from the portfolios of the Fund.
B.	Code of Ethics.
In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, FIC have adopted a Code of Ethics to protect the Fund and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).
Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Fund or Other Advisory Clients.  The guiding principles for all Access Persons are to place the interests of the Fund and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Fund or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.
Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Fund, are subject to a number of restrictions on their personal trading activities.  Among other things, Access Persons (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities as defined in Rule 17j-1 under the 1940 Act and investments in the First Investors Family of Funds; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered securities and investments in the First Investors Family of Funds via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Fund.  Subject to the restrictions discussed above, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund.

C.	Proxy Voting Policies and Procedures.
The First Investors Family of Funds, which includes the Fund, have adopted policies and procedures for determining how proxies relating to portfolio securities held by the funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the funds, their shareholders, and their advisers, subadvisers, and other affiliated persons.  The Board has approved the use of FIMCO’s proxy voting policies and procedures for the Fund.  The proxy voting policies and procedures used by FIMCO are attached as Appendix B to Part II below.  All proxies are required to be voted in accordance with the best interests of the Funds.  However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue.  Moreover, the Funds may not vote all proxies for a variety of reasons described below.
1.	FIMCO.
FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the FIMCO-managed Funds to Broadridge Investor Communications Solutions, Inc. (“Broadridge”).  However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue.  FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO.  FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”).  A copy of Glass Lewis’ Proxy Paper Guidelines is attached as Appendix B.
If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.
2.	Situations Where Proxies May Not be Voted.
FIMCO may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
3.	Proxy Voting Record of the Fund.
Since the Fund is new, it does not have a proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.
RESPONSIBILITIES OF THE BOARD OF THE FUND
Leadership Structure and Oversight Responsibilities.  There is one common Board of the Funds within the First Investors Family of Funds.  The Board is responsible for oversight of the Funds.  The Trust has engaged FIMCO to manage each Fund on a day-to-day basis.  The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds.  The Board currently is composed of five Trustees, all of whom are Independent Trustees.  The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings.  In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings.  The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters.  The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees).  Currently, all of the Independent Trustees serve on these committees.  The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee.  The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.
The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds.  Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur.  Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models.  Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers.  As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions.  The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers.  The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved.  Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, coordinating and facilitating the presentation of educational topics to the Trustees, coordinating and facilitating the Board’s annual self-assessment and reviewing Trustee compensation.  During the last fiscal year, the Governance Committee met once to discuss nominating, compensation and other matters.
When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o First Investors Management Company, Inc., 40 Wall Street, New York, New York 10005.
The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met four times during the last fiscal year.

The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.  Additional information about the Trustees is included in Part I of this SAI.
Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She  retired in 2013 as Chief Financial Officer and Executive Vice President at HSBC Insurance North America (2012-2013) and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.
Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.
Charles R. Barton, III.  Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006.  He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007.  In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider.  Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.
Arthur M. Scutro, Jr.  Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013.  In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries.  Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.
Mark R. Ward.  Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010.  He has over 32 years of experience in the accounting industry.  Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice.  Currently, Mr. Ward serves as a consultant with respect to accounting matters.

FINANCIAL INTERMEDIARY COMPENSATION
FIMCO and its affiliates (collectively, “First Investors”) may use their own assets and resources, including profits from advisory or other fees paid by the Fund, to pay financial intermediaries, including insurance companies, and their affiliates, for marketing and promotional services.  In addition, First Investors and the Fund may make payments to insurance companies and their affiliates and other financial intermediaries for administrative and shareholder related services.  The services covered by payments made by First Investors and/or the Fund may include the provision of support in connection with the Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; facilitation of the tabulation of variable annuity contract or life insurance policy owners’ votes in the event of a shareholder vote; maintenance of variable annuity contract and life insurance policy records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Fund or First Investors as may be reasonably requested; provision of support services, including providing information about the Fund and answering questions concerning the Fund, including questions with respect to variable annuity contract or life insurance policy owners’ interests in one or more Funds; provision and administration of variable annuity contract or life insurance policy features for the benefit of owners in connection with the Fund, which may include fund transfers, purchase and redemption orders, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.  These payments also may cover certain expenses, such as set-up fees, and printing and mailing charges, incurred by such financial intermediaries, and their affiliates, in connection with their services.  These payments may provide financial intermediaries or their affiliates with an incentive to actively promote the Fund and, depending on the arrangements a financial intermediary may have in place with other mutual funds or their sponsors at any particular time, a financial intermediary may have a financial incentive to promote the Fund over other mutual fund options (or other Funds) available under a particular variable annuity contract or life insurance policy.
Additionally, from time to time, First Investors may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for First Investors’ attendance at investment forums sponsored by such firms, or First Investors may co-sponsor such investment forums with such financial institutions.  First Investors may also provide other non-cash compensation in the form of occasional meals, tickets or other entertainment, as well as small gifts to such firms’ representatives, as permitted by applicable law, rules and regulations.  Payments and reimbursements for such activities are derived from First Investors’ own assets and are at no cost to the Fund.  These payments and reimbursements may be made from profits received by First Investors from fees paid by the Fund.  Such activities may provide incentives to insurance companies to include the Fund as an underlying investment option in variable annuity contract or life insurance policies and for financial intermediaries to sell such contracts or policies, which may include the Fund as an underlying investments option.
DETERMINATION OF NET ASSET VALUE
In calculating its net asset value (“NAV”), the Fund generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices.  Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service.  If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Fund’s Board.  Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities may also be priced by pricing services approved by the Board.  The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  The pricing service, its methodology or the threshold may change from time to time.  In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default.  Debt obligations with maturities of 60 days or less are valued at amortized cost.

Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1).  Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV.  “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis.  Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.  For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.
Emergency Pricing Procedures for the Fund.
The Fund’s Board may suspend the determination of the Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.
In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Fund will apply the following procedures:
1.	The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that it would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.
2.	For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:
(a)	In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FIC’s Edison, NJ offices prior to the close of regular trading on the NYSE; and
(b)	In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.
3.	If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.
4.	On business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE
The Adviser and/or subadviser, as applicable, have authority to select broker-dealers that are used to effect portfolio transactions for the Fund.  Portfolio transactions are generally structured as agency transactions or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally pays a dealer mark-up or selling concession.  In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission.  The Fund may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.
In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadviser considers, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available.  The Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or to the subadviser.  Additionally, the Adviser retains investment discretion over the accounts and may request the subadviser to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser.  Also, if approved by the Board of the Fund, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.
The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research.  Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services.  In other words, there is no separately stated charge for the research.  Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio.  The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it.  The broker-dealer in turn pays the third-party that is the original source of the research.
The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees.  The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service.  In other words, the Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds.  A subadviser may likewise use research obtained with commissions to service their other clients.
The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper Investment Management and iMoneyNet.  These services are used by the Adviser both for research and non-research purposes.  The Adviser allocates a portion of the Lipper Investment Management service to non-research use for the benefit of the Adviser, and the Adviser pays for this portion with hard dollars.  Both services are also used to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds, which the Adviser allocates to non-research use for the benefit of the Fund.  The Fund pays the portion of the cost of these services in hard dollars or, if the Fund acquires the services with commissions, the cost is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.
The Adviser or subadviser, as applicable, may combine transaction orders placed on behalf of the Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds.  The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares.  Moreover, no broker-dealer affiliated with FIMCO participates in commissions generated by portfolio orders placed on behalf of the Fund.

CREDIT RATINGS INFORMATION
Standard & Poor's ("S&P") Long-Term Issue Credit Ratings.
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable.  S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.  The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Moody's Investors Service, Inc. ("Moody's") Long-Term Obligation Ratings.
Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are considered to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Inc. ("Fitch") Long-Term Obligation Ratings.
The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.
AAA: Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
BB: Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Obligations rated CCC are deemed to have substantial credit risk. CCC ratings indicate that default is a real possibility.
CC: Obligations rated CC are deemed to have substantial credit risk. CC ratings indicate that default of some kind appears probable.
C: Obligations rated C are deemed to have exceptionally high levels of credit risk. C ratings that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.
S&P Short-Term Issue Credit Ratings.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Credit Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Short-Term Credit Ratings.
Fitch Ratings' short-term ratings are based on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.
F2: A rating of F2 denotes good credit quality. It indicates good intrinsic capacity for timely payment of financial commitments.
F3: A rating of F3 denotes fair credit quality. It indicates intrinsic capacity for timely payment of financial commitments is adequate.
B: A rating of B denotes an obligation that is speculative. It indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD: A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
D: A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.
S&P Short-Term Municipal Note Credit Ratings.
A Standard & Poor's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Moody's Short-Term Municipal Debt Credit Ratings.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION
Custodian.  The Bank of New York Mellon Corp. (“BNY Mellon”), One Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.  BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.
Audits and Reports.  The accounts of the Fund are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.
Legal Counsel.  K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Fund.
Transfer Agent.  Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund.  The Transfer Agent's telephone number is 1 (800) 423-4026.
Shareholder and Trustee Liability.  The Trust is organized as a Delaware statutory trust.  The Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.
The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote.  The Fund’s Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  The Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION

The following is a general discussion of the federal tax law considerations affecting the First Investors Life Series Funds.
A.   Compliance with Subchapter M of the Code
Each Fund, which is treated as a separate corporation for federal tax purposes, has elected to be, and has qualified each taxable year for treatment as, a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code ("RIC").  To continue qualifying for treatment as a RIC, a Fund must meet the following requirements each taxable year:
(1) The Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss ("net short-term gain"), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement");
(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and
(3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP's equity securities), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other

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RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs ("Subchapter M Diversification Requirements").
If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Subchapter M Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Subchapter M Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Subchapter M Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
B.    Compliance with Subchapter L of the Code
Each Fund must also comply with the diversification requirements imposed on insurance company separate accounts by section 817(h) of the Code and the regulations thereunder (collectively "Subchapter L").  These requirements, which are in addition to the Subchapter M Diversification Requirements, place certain limitations on the assets of each separate account — and of each Fund, because Subchapter L treats the assets of a Fund as assets of the related separate account — that may be invested in securities of a single issuer or a small number of issuers.
Specifically, Subchapter L provides that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the value of a separate account's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other RICs.
The failure of a Fund to satisfy the Subchapter L diversification requirements would result in taxation of First Investors Life Insurance Company and treatment of its contract holders and policy owners other than as described in the prospectuses of its separate accounts.  Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.

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C.    Taxation of the Funds in General
Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions  that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If a Fund invests in the stock of a "passive foreign investment company" ("PFIC"), special tax rules apply.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement – even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to "mark-to-market" its stock in any PFIC.  "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
If a Fund invests in non-municipal zero coupon or other securities issued with original issue discount ("OID"), the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year.  Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses

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from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as "qualifying income" under the Income Requirement.
Some futures, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) -- except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which the Funds invest may be subject to section 1256 of the Code ("section 1256 contracts").  Any section 1256 contract a Fund holds at the end of its taxable year generally must be "marked-to-market" (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any "mixed straddle" (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain  and thus increasing the amount of dividends it must distribute.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  If a Fund's section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes.

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Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles.  Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.  If a Fund allows a purchased call option to lapse, it will realize a capital loss.  If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
If a Fund has an "appreciated financial position" – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

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APPENDIX B:
 PROXY VOTING GUIDELINES
Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.

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PROXY PAPER™

GUIDELINES

2015 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

COPYRIGHT 2015 GLASS, LEWIS & CO., LLC

GLASS LEWIS & Co.

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Table of Contents

INTRODUCTION	1
Summary of Changes for the 2015 United States Policy Guidelines	1

I. A BOARD OF DIRECTORS THAT SERVES SHAREHOLDER INTEREST	3
Election of Directors	3
Independence	3
Voting Recommendations on the Basis of Board Independence	5
Committee Independence	5
Independent Chairman	5
Performance	6
Voting Recommendations on the Basis of Performance	6
Board Responsiveness	7
The Role of a Committee Chairman	8
Audit Committees and Performance	8
Standards for Assessing the Audit Committee	9
Compensation Committee Performance	11
Nominating and Governance Committee Performance	13
Board-Level Risk Management Oversight	15
Other Considerations	15
Controlled Companies	17
Significant Shareholders	18
Exceptions for Recent IPOs	18
Dual-Listed Companies	19
Mutual Fund Boards	19
Declassified Boards	20
Mandatory Director Term and Age limits	21
ProxyAccess	22
Majority Vote for the Election of Directors	22
The Plurality Vote Standard	22
Advantages of a Majority Vote Standard	23

II. TRANSPARENCY AND INTEGRITY IN FINANCIAL REPORTING	24
Auditor Ratification	24
Voting Recommendations on Auditor Ratification	24
Pension Accounting Issues	25

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE	26
Advisory Vote on Executive Compensation ("Say-on-Pay")	26
Say-on-Pay Voting Recommendations	27
Company Responsiveness	28
Pay for Performance	28
Short-Term Incentives	28
Long-Term Incentives	29
One-Off Awards	29
Recoupment Provisions ("Clawback")	30
Hedging of Stock	30
Pledging of Stock	30
Compensation Consultant Independence	31
i

Frequency of Say-on-Pay	31
Vote on Golden Parachute Arrangements	32
Equity-Based Compensation Plan Proposals	32
Option Exchanges	33
Option Backdating, Spring-Loading and Bullet-Dodging	34
Director Compensation Plans	35
Employee Stock Purchase Plans	35
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)	35

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE	37
Anti-Takeover Measures	37
Poison Pills (Shareholder Rights Plans)	37
NOL Poison Pills	37
Fair Price Provisions	38
Reincorporation	38
Exclusive Forum and Fee-Shifting Bylaw Provisions	39
Authorized Shares	40
Advance Notice Requirements	40
Voting Structure	41
Cumulative Voting	41
Supermajority Vote Requirements	41
Transaction of Other Business	42
Anti-Greenmail Proposals	42
Mutual Funds: Investment Policies and Advisory Agreements	42
Real Estate Investment Trusts	42
Preferred Stock Issuances at REITs	43
Business Development Companies	43
Authorization to Sell Shares at a Price below Net Asset Value	43

V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW	44

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Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:
SUMMARY OF CHANGES FOR
THE 2015 UNITED STATES POLICY GUIDELINES

GOVERNANCE COMMITTEE PERFORMANCE

We have adopted a policy regarding instances where a board has amended the company's governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without shareholder approval.. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company's legal expenses in the absence of a court victory (i.e., "fee-shifting" or "loser pays" bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause. In these instances, depending on the circumstances, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee.

BOARD RESPONSIVENESS TO MAJORITY-APPROVED SHAREHOLDER PROPOSALS

Glass Lewis will generally recommend that shareholders vote against all members of the governance committee during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board failed to respond adequately. Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right. to call a special meeting. We have expanded this policy to specify that in determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders' ability to exercise the right (e.g., overly prescriptive procedural requirements for calling a special meeting).

VOTE RECOMMENDATIONS FOLLOWING IPO

We have increased our scrutiny of provisions adopted in a company's charter or bylaws prior to an initial public offering ("IPO"). While Glass Lewis will generally refrain from issuing voting recommendations on the basis of most corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO, we will scrutinize certain provisions adopted in the company's charter or bylaws prior to the IPO. Specifically, we will consider recommending to vote against all members of the board who served at the time of the adoption of an anti-takeover provision, such as a poison pill or classified board, if the provision is not put up for shareholder vote following the IPO. Additionally, consistent with our general approach to boards that adopt exclusive forum provisions or fee-shifting bylaws without shareholder approval, we will recommend that shareholders vote against the governance committee chair in the case of an exclusive forum provision, and against the entire governance committee in the case of a provision limiting the ability of shareholders to pursue full legal recourse (e.g., "fee-shifting" bylaws), if these provisions are not put up to shareholder vote following the IPO.

GLASS LEWIS STANDARDS FOR ASSESSING "MATERIAL" TRANSACTIONS WITH DIRECTORS

With regard to Glass Lewis' $120,000 threshold for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm, where the company pays the firm, not the individual, for services, we have clarified that we may deem such a transaction to be immaterial where the amount represents less than 1% of the firm's annual revenues and the board provides a compelling rationale as to why the director's independence is not affected by the relationship.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We have added a discussion of our approach to analyzing one-off awards granted outside of existing incentive programs (see page 29). We have also provided clarification regarding our qualitative and quantitative approach to say-on-pay analysis.

EMPLOYEE STOCK PURCHASE PLANS

We have added a discussion of our approach to analyzing employee stock purchase plans (see page 35).

I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a propertone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director's independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director - An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years' before the inquiry are usually considered "current" for purposes of this test.

Affiliated Director - An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company's voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

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1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of "Material": A material relationship is one in which the dollar value exceeds:
  $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or
  $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.' This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director's firm; or
  1 % of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).'
Definition of "Familial" -  Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual's compensation.

Definition of "Company": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director - An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

_________________
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm's annual revenues and the board provides a compelling rationale as to why the director's independence is not affected by the relationship.
6 We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically$ recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board's considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the "Fees Factor"); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the "Affiliation Factor").

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director's affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chairman (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chairman.

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8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
9 We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.10 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chairthe board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the longterm best interests of the company and its shareholders.

Further, where the company has neither an independent chairman nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or

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10 Ken Favaro, Per-Ole Karlsson and Gary Neilson. "CEO Succession 2000-2009: A Decade of Convergence and Compression." Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
11 Spencer Stuart Board Index, 2013, p. 5

actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director's role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]
2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.
All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:
  At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
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12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

  Any revisions made to the company's articles of incorporation, bylaws or other governance documents;
  Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
  Any modifications made to the design and structure of the company's compensation program, as well as an assessment of the company's engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company's say-on-pay.
Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.
THE ROLE OF A COMMITTEE CHAIRMAN
Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:
  If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the "senior director"); and
  If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.
In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
AUDIT COMMITTEES AND PERFORMANCE
Audit committees play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."13
When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
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13 Audit Committee Effectiveness — What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
STANDARDS FOR ASSESSING THE AUDIT COMMITTEE
For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."14
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance thatthe financial statements are materially free. from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15
1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.
The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.
Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.[16]

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14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
15 As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

6.
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.
The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board ("PCAOB").

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11.
The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.
13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]
14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
  The restatement involves fraud or manipulation by insiders;
  The restatement is accompanied by an SEC inquiry or investigation;
  The restatement involves revenue recognition;
  The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
  The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15.
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
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17 As discussed under the section labeled "Committee Chairman," in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 1 OA letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. "Fraudulent Financial Reporting: 1998-2007." May 2010).

18.
All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.[20]
20.
All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
COMPENSATION COMMITTEE PERFORMANCE
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board's compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant's conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis ("CD&A") report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.
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20 The Council of Institutional Investors. "Corporate Governance Policies," p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21
1.
All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.
All members of the compensation committee who are up for election and served when the company failed to align pay with performance (e.g., a company receives an F grade in our payfor-performance analysis) if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.
Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.
The compensation committee chair if the company consistently has received deficient grades in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[23]

5.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
6.
All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

7.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
8.	The compensation committee chair if the compensation committee did not meet during the year.
9.	All members of the compensation committee when the company repriced options or completed a "self tender offer" without shareholder approval within the past two years.
10.	All members of the compensation committee when vesting of in-the-money options is accelerated.
11.
All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

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21 As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
22 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
23 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

12.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
13.
All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

14.
The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

15.
All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the recquest.[24]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE
The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)
Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.
Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:25
1. All members of the governance committee26 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal's subject matter.27 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any
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24 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
25 As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
26 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
27 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

conditions that may unreasonably interfere with the shareholders' ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
2.	The governance committee chair,[28] when the chairman is not independent and an independent lead or presiding director has not been appointed.[29]
3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year
5.
The governance committee chair, when for two consecutive years the company provides what we consider to be "inadequate" related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[30] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.
All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee, where the board has amended the company's governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company's legal expenses in the absence of a court victory (i.e., "fee-shifting" or "loser pays" bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, we will consider recommending that shareholders vote against the following:31
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
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28 As discussed in the guidelines section labeled "Committee Chairman," if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
29 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
30 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.
31 As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

2.	The nominating committee chair, if the nominating committee did not meet during the year.
3.	In the absence of a governance committee, the nominating committee chair[32] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[33]
4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[34]
5.
The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[35]

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT
Glass Lewis evaluates the risk management function of a public company board on a strictly caseby-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's board-level risk committee's poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)36, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/ CEO, except in egregious cases.
OTHER CONSIDERATIONS
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
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32 As discussed under the section labeled "Committee Chairman," if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.
34 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the the longest-serving director.
35 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.
36 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.

Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:
1.
A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.
A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.[39]

3.
A director who provides — or a director who has an immediate family member who provides —material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

4.
A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.
Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.
All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

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37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38 Our guidelines are similar to the standards set forth by the NACD in its "Report of the NACD Blue Ribbon Commission on Director Professionalism," 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its "Corporate Governance Best Practices: A Blueprint for the Post-Enron Era," 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39 Spencer Stuart Board Index, 2013, p. 6.
40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42
CONTROLLED COMPANIES
We believe controlled companies warrant certain exceptions to our independence standards. The board's function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1.
We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

●
We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

●
Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.
Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board's duties, controlled

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42 The Conference Board, at p. 23 in its May 2003 report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors
We have no board size requirements for controlled companies.

Audit Committee Independent

Despite a controlled company's status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company's voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering ("IPO") should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.
Adoption of an anti-takeover provision such as a poison pill or classified board: In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote within 12 months of the IPO; or (ii) did not provide a sound rationale for adopting the anti-takeover provision (such as a sunset for the pill of three years or less). In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five to ten year term immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the anti-takeover provision adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

2.
Adoption of an exclusive forum provision or fee-shifting bylaw: Consistent with our general approach to boards that adopt exclusive forum provisions or fee-shifting bylaws without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), we believe shareholders should hold members of the governance committee responsible. In cases where a board adopts an exclusive forum provision for inclusion in a company's charter or bylaws before the company's IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted. However given the even stronger impediment on shareholder legal recourse of a fee-shifting bylaw, in cases where a board adopts such a bylaw before the company's IPO, we will recommend voting against the entire governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g., a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company's primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company's SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.
Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.
When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.
Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.
Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute's ("ICI") Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm's valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.43 Additional research found that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."44 A subsequent study reaffirmed that classified boards reduce shareholder value, finding "that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth."45

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43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," 55 Stanford Law Review 885-917 (2002).
44 Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).
45 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, "Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment," SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.46 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.47 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company's value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making "tough decisions."

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support routine director evaluation, preferably performed independently by an external firm, and periodic board refreshment to foster the sharing of new perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of an independent board evaluation, instead of relying on arbitrary age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

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46 Spencer Stuart Board Index, 2013, p. 4
47 Lucian Bebchuk, John Coates IV and Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy".

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company's ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management's proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis' Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2014, Glass Lewis tracked approximately 28 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.48

Investors are also increasingly supporting this measure. During the 2014 proxy season, shareholder proposals requesting that companies adopt a majority voting standard for director elections received, on average, 59% shareholder support (excluding abstentions and broker non-votes). Further, nearly half of these resolutions received majority shareholder support and a number of companies either recommended shareholders vote in favor of or did not make a recommendation for how shareholders should vote on these proposals.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections."

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48 Spencer Stuart Board Index, 2013, p. 13

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director's election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

"The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."49

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the

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49 "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VI11:20, October 6, 2008.

reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[50]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services forthe CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.
Where the auditor limited its liability through its contract with the company orthe audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

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50 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

III.	The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are nonbinding, a high level of "against" or "abstain" votes indicates substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

●	The overall design and structure of the company's executive compensation programs including selection and challenging nature of performance metrics;

●	The implementation and effectiveness of the company's executive compensation programs including pay mix and use of performance metrics in determining pay levels;

●	The quality and content of the company's disclosure;

●	The quantum paid to executives; and

●	The link between compensation and performance as indicated by the company's current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

●	Inappropriate peer group and/or benchmarking issues;

●	Inadequate or no rationale for changes to peer groups;

●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

●	Problematic contractual payments, such as guaranteed bonuses;

●	Targeting overall levels of compensation at higher than median without adequate justification;

●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

●	Performance targets lowered without justification;

●	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

●	Executive pay high relative to peers not justified by outstanding company performance; and

●	The terms of the long-term incentive plans are inappropriate (please see "Long-Term Incentives" on page 29).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their sayon-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected using Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: "A", "B", "F", etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive ("STI") should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive ("LTI") plans. These include:

●	No re-testing or lowering of performance conditions;
●	Performance metrics that cannot be easily manipulated by management;
●	Two or more performance metrics;
●	At least one relative performance metric that compares the company's performance to a relevant peer group or index;
●	Performance periods of at least three years;
●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and
●	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company's regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Additionally, we believe companies making supplemental awards should also describe if and how the regular compensation arrangements will be affected by these supplemental awards. In reviewing a company's use of supplemental awards, Glass Lewis will review the terms and size of the grants in the context of the company's overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS ("CLAWBACKS")

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such "clawback" policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material noncompliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have "skin-in-the-game" and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group's significantly more limited influence over a company's stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

●	The number of shares pledged;

●	The percentage executives' pledged shares are of outstanding shares;

●	The percentage executives' pledged shares are of each executive's shares and total assets;

●	Whether the pledged shares were purchased by the employee or granted by the company;

●	Whether there are different policies for purchased and granted shares;

●	Whether the granted shares were time-based or performance-based;

●	The overall governance profile of the company;

●	The volatility of the company's stock (in order to determine the likelihood of a sudden stock price drop);

●	The nature and cyclicality, if applicable, of the company's industry;

●	The participation and eligibility of executives and employees in pledging;

●	The company's current policies regarding pledging and any waiver from these policies for employees and executives; and

●	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-FrankAct, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor's total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, "no one factor should be viewed as a determinative factor." Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain changein-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

●	Companies should seek more shares only when needed;

●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

●	Annual net share count and voting power dilution should be limited;

●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

●	The expected annual cost of the plan should be proportional to the business's value;

●	The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results;

●	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

●	Plans should not permit re-pricing of stock options;

●	Plans should not contain excessively liberal administrative or payment terms;

●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to "inverse" full-value award multipliers;

●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

●	Officers and board members cannot participate in the program;

●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

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51 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. "LUCKY CEOs." November, 2006.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans ("ESPPs") can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We use a quantitative model to estimate the cost of the plan by measuring the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a "lookback" feature, and then compare this cost to ESPPs at similar companies. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain "evergreen" provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY
(IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
  The form of offer is not required to be an all-cash transaction;
  The offer is not required to remain open for more than 90 business days;
  The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
  There is no fairness opinion requirement; and
  There is a low to no premium requirement.
Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."52 In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

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52 Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation forthe company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated rein corporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:
  Is the board sufficiently independent?
  Does the company have anti-takeover protections such as a poison pill or classified board in place?
  Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
  Do shareholders have the right to call special meetings of shareholders?
  Are there other material governance issues of concern at the company?
  Has the company's performance matched or exceeded its peers in the past one and three years?
  How has the company ranked in Glass Lewis' pay-for-performance analysis during the last three years?
  Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies maybe subjectto frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as "fee-shifting" or "loser pays" bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.
Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.
Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.
Financing for Acquisitions - We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.
Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
CUMULATIVE VOTING
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
SUPERMAJORITY VOTE REQUIREMENTS
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such we focus our analyses of such proposals on the following main areas:
  The terms of any amended advisory or sub-advisory agreement;
  Any changes in the fee structure paid to the investment advisor; and
  Any material changes to the fund's investment objective or strategy.
We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors' diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts ("REITs") provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the "100 Shareholder Test") and no more than 50% of the value of its shares can be held by five or fewer individuals (the "5/50 Test"). At least 75% of a REITs' assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as "blank-check preferred stock"). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies ("BDCs") were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies ("RICs") under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value ("NAV"). Glass Lewis evaluates these proposals using a caseby-case approach, but will recommend supporting such requests if the following conditions are met:
  The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);
  The proposed discount below NAV is minimal (ideally no greater than 20%);
  The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company's then-outstanding common stock prior to the issuance); and
  A majority of the company's independent directors who do not have a financial interest in the issuance approve the sale.
In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company's past below-NAV share issuances have benefitted the company.

V.	Compensation, Environmental, Social and Governance Shareholder Initiatives Overview

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright 2015 Glass, Lewis & Co., LLC. All Rights Reserved.

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GLASS LEWIS & Co.

PART C.  OTHER INFORMATION
Item 28.	Exhibits
(a)(i)	Certificate of Trust[3]
(a)(ii)	Trust Instrument[3]
(a)(iii)	Amended and Restated Schedule A to the Trust Instrument – (to be filed by subsequent amendment)
(b)	By-laws[9]
(c)	Shareholders’ rights are contained in Articles IV, V, VI, IX and X of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws
(d)(i)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (“FIMCO”)[6]
(d)(ii)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO – (to be filed by subsequent amendment)
(d)(iii)	Subadvisory Agreement among FIMCO, Registrant and Vontobel Asset Management, Inc. (“Vontobel”)[6]
(d)(iv)	Subadvisory Agreement among FIMCO, Registrant and Smith Asset Management Group, L.P. (“Smith”)[8]
(d)(v)	Subadvisory Agreement among FIMCO, Registrant and Muzinich & Co., Inc. (“Muzinich”)[6]
(e)	Underwriting Agreement – none
(f)	Bonus, profit sharing or pension plans – none
(g)(i)	Custody Agreement between the Registrant’s predecessor funds (except International Fund) and The Bank of New York (“BNY”)[3]
(g)(ii)	Foreign Custody Manager Agreement between the Registrant’s predecessor funds and BNY[2]
(g)(iii)	Addendum to Custody Agreement and Foreign Custody Manager Agreements with BNY[3]
(g)(iv)	Custodian Agreement between International Fund (formerly International Securities Fund) and Brown Brothers Harriman & Co. (“BBH”)[1]
(g)(v)	Amendment to Custodian Agreement between International Fund and BBH and 17f-5 Delegation Schedule[2]

(g)(vi)	Addendum to Custodian Agreement and 17f-5 Delegation Schedule with BBH[3]
(g)(vii)
Assumption of Custodial Terms adding Discovery Fund (now Special Situations Fund), Growth & Income Fund, Select Growth Fund and Value Fund (now Equity Income Fund) to Custodian Agreement with BBH and Global Custody Fee Proposal[5]

(g)(viii)	Assumption of Custodial Terms adding Opportunity Fund and Total Return Fund to Custodian Agreement with BBH[8]
(g)(ix)	Exhibit A to Custody Agreement between the Registrant’s predecessor funds (except International Fund) and BNY – (to be filed by subsequent amendment)
(h)(i)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp.[3]
(h)(ii)	Amended and Restated Schedule A to the Transfer Agent Agreement – (to be filed by subsequent amendment)
(i)	Opinion and Consent of Counsel – (to be filed by subsequent amendment)
(j)	Consent of Independent Registered Public Accounting Firm – none
(k)	Financial statements omitted from prospectus – none
(l)	Initial capital agreements – none
(m)	Distribution Plan – none
(n)	Multiple Class Plan pursuant to Rule 18f-3 – none
(o)	Reserved
(p)(i)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters[11]
(p)(ii)	Code of Ethics of Vontobel[4]
(p)(iii)	Code of Ethics of Smith[12]
(p)(iv)	Code of Ethics of Muzinich[11]
Other Exhibits
Powers of Attorney for Messrs. Barton, Scutro and Ward[6]
Powers of Attorney for Mses. Artmann and Barneby[7]

_______________________________

[1]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 002-98409), filed on February 14, 1996.

[2]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 30 to Registrant's Registration Statement (File No. 002-98409), filed on April 10, 2002.
[3]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 37 to Registrant's Registration Statement (File No. 002-98409), filed on April 28, 2006.
[4]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to the Registration Statement of First Investors Equity Funds (File No. 033-46924) filed on June 8, 2006.
[5]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 43 to Registrant's Registration Statement (File No. 002-98409), filed on February 18, 2010.
[6]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to Registrant's Registration Statement (File No. 002-98409), filed on April 28, 2011.
[7]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 50 to Registrant’s Registration Statement (File No. 002-98409), filed on December 3, 2012.
[8]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 51 to Registrant’s Registration Statement (File No. 002-98409), filed on December 13, 2012.
[9]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 61 to Registrant’s Registration Statement (File No. 002-98409), filed on April 28, 2014.
[10]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 65 to Registrant’s Registration Statement (File No. 002-98409), filed on June 25, 2014.
[11]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 72 to Registration Statement of First Investors Income Funds (File No. 002-89287), filed on January 27, 2015.
[12]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 72 to Registration Statement of First Investors Equity Funds (File No. 033-46924), filed on January 27, 2015.

Item 29.                      Persons Controlled by or Under Common Control with Registrant
There are no persons controlled by or under common control with the Registrant.

Item 30.                      Indemnification
Article IX of the Trust Instrument of the Registrant provides as follows:
Section 1.                          LIMITATION OF LIABILITY.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2.                          INDEMNIFICATION.
(a) Subject to the exceptions and limitations contained in subsection (b) below:
(i)            every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.
(ii)    as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)            No indemnification shall be provided hereunder to a Covered Person:
(i)    who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)    in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)            The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d)            To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e)            Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3.                          INDEMNIFICATION OF SHAREHOLDERS.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the By-laws of the Registrant provides as follows:
Section 3.                          Advance Payment of Indemnifiable Expenses.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Number 7 of the Registrant's Investment Advisory Agreement provides as follows:
7.            Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Number 5 of the Registrant’s Subadvisory Agreements provide as follows:
5.            Liability of the Subadviser.  The Subadviser agrees to perform faithfully the services required to be rendered to each Trust and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by a Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to a Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.  Nothing in this Agreement shall protect the Subadviser from any liabilities that it may have under the 1933 Act or the 1940 Act.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The trustees and officers of the Registrant are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.
Item 31.                          Business and Other Connections of the Investment Adviser and Subadvisers
First Investors Management Company, Inc. (“FIMCO”) is a registered investment adviser and provides investment management services to the Registrant.  The description of FIMCO under the caption “Fund Management In Greater Detail” in the Prospectus and under the caption “Management of the Funds” in Parts I and II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption “Trustees and Officers” and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.

Vontobel Asset Management, Inc. (“Vontobel”) is a registered investment adviser and serves as an investment subadviser to the International Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Vontobel during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-21953).
Smith Asset Management Group, L.P. (“Smith”) is a registered investment adviser and serves as an investment subadviser to the Select Growth Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Smith during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-50835).
Muzinich & Co., Inc. (“Muzinich”) is a registered investment adviser and serves as an investment subadviser to the Fund For Income, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Muzinich during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-39604).
Item 32.                      Principal Underwriters
Not applicable.
Item 33.                      Location of Accounts and Records
Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 40 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by (i) the Custodian for Cash Management Fund, Fund For Income, Government Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Target Maturity 2015 Fund, and Real Estate Fund: The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286, at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage), and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records), and (ii) the Custodian for Equity Income Fund, Growth & Income Fund, International Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund, and Total Return Fund: Brown Brothers Harriman & Co., at 40 Water Street, Boston, MA 02109.
Item 34.                      Management Services
Not applicable.
Item 35.                      Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 3rd day of February 2015.

FIRST INVESTORS LIFE SERIES FUNDS

By:	/s/ William M. Lipkus
William M. Lipkus President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 67 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/William M. Lipkus	President	February 3, 2015
William M. Lipkus

/s/ Joseph I. Benedek	Treasurer	February 3, 2015
Joseph I. Benedek

/s/ Susan E. Artmann	Trustee	February 3, 2015
Susan E. Artmann*

/s/ Mary J. Barneby	Trustee	February 3, 2015
Mary J. Barneby*

/s/ Charles R. Barton, III	Trustee	February 3, 2015
Charles R. Barton, III*

/s/ Arthur M. Scutro, Jr.	Chairman of the Board	February 3, 2015
Arthur M. Scutro, Jr.*	And Trustee

/s/ Mark R. Ward	Trustee	February 3, 2015
Mark R. Ward*

* By:	/s/ Mary Carty Mary Carty (Attorney-in-Fact)